UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2006

UGI Utilities, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania		19607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 796-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2006, UGI Utilities, Inc., a Pennsylvania corporation (the "Issuer"), entered into a Purchase Agreement (the "Purchase Agreement") with Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as representatives of the initial purchasers, relating to the offering and sale by the Issuer of $175,000,000 principal amount of 5.753% Series A Senior Notes due 2016 (the "2016 Notes") and $100,000,000 principal amount of 6.206% Series A Senior Notes due 2036 (the "2036 Notes") (the 2016 Notes and 2036 Notes shall be collectively referred to as the "Notes") in a private transaction. The Purchase Agreement provides for the delivery of the Notes to the initial purchasers on September 15, 2006, or at such other time not later than seven full business days thereafter as the representatives of the initial purchasers and the Issuer may determine under certain circumstances.

All of the proceeds of the offering were used by the Issuer to repay the indebtedness owed by the Issuer under its $275,000,000 bridge loan facility, dated as of August 18, 2006, with Credit Suisse, Cayman Islands Branch, Citibank N.A., and Wachovia Bank, National Association, each in their capacities as lenders. Borrowings under the bridge loan facility were used to fund the Issuer's acquisition of the natural gas utility business of PG Energy, an operating division of Southern Union Company, and the capital stock of Southern Union Company's subsidiary, PG Energy Services, Inc.

The Notes have not been registered for public sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On September 15, 2006, the Issuer issued the Notes under an Indenture dated as of August 1, 1993 (the "Indenture"), as supplemented by a supplemental indenture dated as of September 15, 2006 (the "Supplemental Indenture") by and between the Issuer and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association. The Supplemental Indenture permits the creation of the Notes and became effective upon acceptance of the Notes for purchase on September 15, 2006. If an event of default occurs with respect to the Notes, the trustee or holders of at least 25% in principal amount of the Notes may declare the principal amount of the Notes due and payable immediately, except that if the event of default involves the bankruptcy, insolvency or reorganization of the Issuer, the total principal amount of the Notes and all of the other indebtedness outstanding under the Indenture will automatically be due and payable immediately.

Pursuant to the terms of the Purchase Agreement, the Issuer entered into a Registration Rights Agreement, dated September 15, 2006, with Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., the initial purchasers of the Notes. The Registration Rights Agreement requires the Issuer to file a registration statement under the Securities Act to enable holders of the Notes to exchange them for registered notes having substantially the same terms (the "Exchange Offer"). The Issuer must use its best efforts to have the registration statement declared effective by the Securities and Exchange Commission within 180 days of the execution of the Supplemental Indenture. The Issuer must also use its best efforts to keep the Exchange Offer open for a period of not less than 20 business days. The Issuer shall use reasonable efforts to cause the Exchange Offer to be completed not later than 10 business days following the expiration of the period during which the Exchange Offer is open.

The Issuer is filing the Purchase Agreement as Exhibit 10.1, the Supplemental Indenture as Exhibit 4.2, and the Registration Rights Agreement as Exhibit 99.1 to this Current Report on Form 8-K. The descriptions of the terms of the Purchase Agreement, the Supplemental Indenture and the Registration Rights Agreement in this Item 1.01 are qualified in their entirety by reference to such exhibits. The Indenture shall be incorporated herein by reference to the Registration Statement on Form S-3 filed on April 8, 1994 (File No. 33-77514). The description of the terms of the Indenture in this Item 1.01 is qualified in its entirety by reference to the Indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information regarding the issuance of the Notes under the Supplemental Indenture as set forth under Item 1.01 above, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Indenture, dated as of August 1, 1993, by and between UGI Utilities, Inc., as Issuer, and U.S. Bank National Association, as successor trustee, incorporated by reference to the Registration Statement on Form S-3 filed on April 8, 1994 (File No. 33-77514).

4.2 Supplemental Indenture, dated as of September 15, 2006, by and between UGI Utilities, Inc., as Issuer, and U.S. Bank National Association, successor trustee to Wachovia Bank, National Association.

10.1 Purchase Agreement, dated September 12, 2006, by and among UGI Utilities, Inc., as Issuer, and Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as Representatives.

99.1 Registration Rights Agreement, dated September 15, 2006, by and among UGI Utilities, Inc. as Issuer, and Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as the initial purchasers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

September 18, 2006	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Secretary

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Exhibit Index

Exhibit No.	Description

4.2	Supplemental Indenture, dated as of September 15, 2006, by and between UGI Utilities, Inc., as Issuer, and U.S. Bank Natioanl Association, successor trustee to Wachovia Bank, National Association.
10.1	Purchase Agreement, dated September 12, 2006, by and among UGI Utilities, Inc., as Issuer, and Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC, as Representatives.
99.1	Registration Rights Agreement, dated September 15, 2006, by and among UGI Utilities, Inc. as Issuer, and Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as the initial purchasers.